--------------------------------------------------------------------------------
                    VAN KAMPEN INSURED TAX FREE INCOME FUND
--------------------------------------------------------------------------------

  INVESTORS SHOULD REFER TO THE SECTION OF THE PROSPECTUS ENTITLED "INSURANCE" FOR A DISCUSSION OF THE NATURE AND LIMITATIONS OF THE INSURANCE APPLICABLE TO MUNICIPAL SECURITIES HELD IN THE FUND'S PORTFOLIO.

  Van Kampen Insured Tax Free Income Fund (the "Insured Fund") is a separate diversified mutual fund, organized as a series of Van Kampen Tax Free Trust. The Insured Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. Insured municipal securities in which the Insured Fund may invest include conventional fixed-rate municipal securities, variable rate municipal securities and other types of municipal securities described herein. See "Municipal Securities." All of the municipal securities in the Insured Fund's portfolio will be insured by AMBAC Indemnity Corporation or by other municipal bond insurers whose claims-paying ability is rated "AAA" by Standard and Poor's Ratings Group on the date of purchase.
--------------------------------------------------------------------------------
                  VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
--------------------------------------------------------------------------------

  Van Kampen California Insured Tax Free Fund (the "California Insured Fund") is a separate diversified mutual fund, organized as a series of Van Kampen Tax Free Trust. The California Insured Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. Insured municipal securities in which the California Insured Fund may invest include conventional fixed-rate municipal securities, variable rate municipal securities and other types of municipal securities described herein. See "Municipal Securities." All of the municipal securities in the California Insured Fund's portfolio will be insured by AMBAC Indemnity Corporation or by other municipal bond insurers whose claims-paying ability is rated "AAA" by Standard & Poor's Ratings Group on the date of purchase.

  Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for both the Insured Fund and the California Insured Fund (each a "Fund" or collectively the "Funds"). There is no assurance that the Funds will achieve their respective investment objectives. This Prospectus sets forth certain information about the Funds that a prospective investor should know before investing in either of the Funds. Please read it carefully and retain it for future reference. Each Fund's address is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and each Fund's telephone number is (800) 421-5666.
                                  ------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                  ------------

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  Statements of Additional Information, each dated April 30, 1998, containing additional information about the Funds have been filed with the Securities and Exchange Commission and are hereby incorporated by reference in their entirety into this Prospectus. A copy of either Fund's respective Statement of Additional Information may be obtained without charge by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statements of Additional Information have been filed with the Securities and Exchange Commission ("SEC") and are available along with other materials related to each Fund at the SEC's internet web site (http://www.sec.gov).

                             [VAN KAMPEN FUNDS LOGO]

            THIS PROSPECTUS IS DATED APRIL 30, 1998, AS SUPPLEMENTED
                    ON JULY 14, 1998 AND SEPTEMBER 28, 1998.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses -- Insured Fund............      5
Annual Fund Operating Expenses and Example -- Insured
  Fund......................................................      6
Shareholder Transaction Expenses -- California Insured
  Fund......................................................      7
Annual Fund Operating Expenses and Example -- California
  Insured Fund..............................................      8
Financial Highlights -- Insured Fund........................      9
Financial Highlights -- California Insured Fund.............     11
The Funds...................................................     13
Investment Objectives and Policies..........................     13
Municipal Securities........................................     14
Investment Practices........................................     16
Insurance...................................................     18
Investment Advisory Services................................     18
Alternative Sales Arrangements..............................     19
Purchase of Shares..........................................     20
Shareholder Services........................................     27
Redemption of Shares........................................     30
Distribution and Service Plans..............................     32
Distributions from the Funds................................     33
Tax Status..................................................     34
Fund Performance............................................     37
Additional Information......................................     38

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EITHER OF THE FUNDS, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUNDS OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUNDS. Van Kampen Insured Tax Free Income Fund (the "Insured Fund") and Van Kampen California Insured Tax Free Fund (the "California Insured Fund") are each separate diversified series of Van Kampen Tax Free Trust, an open-end, diversified management investment company organized as a Delaware business trust (the "Trust"). See "The Funds."

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVES. The INSURED FUND'S investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities.

  The CALIFORNIA INSURED FUND'S investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. THE CALIFORNIA INSURED FUND IS AVAILABLE ONLY TO CALIFORNIA RESIDENTS. Distribution to corporations subject to the California franchise tax will be included in such corporation's gross income for purposes of determining the California franchise tax. In addition, corporations subject to the California corporate income tax may, in certain circumstances, be subject to such taxes with respect to distributions from the California Insured Fund. Accordingly, an investment in shares of the California Insured Fund may not be appropriate for corporations subject to either tax. See "Tax Status."

INVESTMENT POLICIES. Municipal securities in which the Insured Fund and California Insured Fund (each a "Fund" or collectively the "Funds") may invest include fixed and variable rate securities, municipal notes, municipal leases, tax exempt commercial paper, custodial receipts, participation certificates and derivative municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions (as defined herein) in which the Funds may engage. Each Fund may invest up to 15% of its total assets in derivative variable rate securities such as inverse floaters, whose rates vary inversely with changes in market rates of interest or range or capped floaters, whose rates are subject to periodic or lifetime caps. There is no assurance that either Fund will achieve its investment objectives. The net asset value per share of the Funds may increase or decrease depending on changes in interest rates and other factors affecting the municipal credit markets. See "Investment Objectives and Policies."

INVESTMENT PRACTICES. In certain circumstances the Funds may enter into when-issued or delayed delivery transactions and various strategic transactions, which entail certain risks. See "Municipal Securities" and "Investment Practices."

INSURANCE. Each municipal security in the portfolio of the respective Funds is insured as to the timely payment of principal and interest under one or more policies obtained by the issuer or purchased by such Fund. No representation is made as to the ability of any insurer to perform its obligations. See "Insurance."

INVESTMENT RESULTS. The investment results of the Funds are shown in the tables under the captions "Financial Highlights -- Insured Fund" and "Financial Highlights -- California Insured Fund."

ALTERNATIVE SALES ARRANGEMENTS. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund. To assist investors in making this determination, the tables under the captions "Annual Fund Operating Expenses and Example -- Insured Fund" and "Annual Fund Operating Expenses and Example -- California Insured Fund," set forth examples of the charges applicable to each class of shares.

  Each Fund currently offers three classes of shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the investor, may be imposed either (i) at the time of purchase ("Class A Shares") or (ii) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). Class A Share accounts over $1 million, Class B Shares and Class C Shares sometimes are referred to herein collectively as "CDSC Shares."

  Class A Shares. Class A Shares of the Insured Fund are subject to an initial sales charge equal to 4.75% of the public offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Class A Shares of the California Insured Fund are subject to an initial sales charge equal to 3.25% of the public offering price (3.36% of the net amount invested), reduced on investments of $25,000 or more. Class A Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 0.25% of the respective Fund's average daily net assets attributable to the Class A Shares. Certain purchases of Class A Shares qualify for reduced or no initial sales charges and may be subject to a contingent deferred sales charge ("CDSC").

  Class B Shares. Class B Shares do not incur a sales charge when they are purchased. Class B Shares of the Insured Fund are subject to a CDSC if redeemed within six years of purchase, which charge is equal to 4.00% of the lesser of the then current net asset value or the original purchase price of such shares in the first year after purchase and is reduced each year thereafter. Class B Shares of the California Insured Fund are subject to a CDSC if redeemed within four years of purchase, which charge is equal to 3.00% of the lesser of the then current net asset value or the original purchase price of such shares in the first year after purchase and is reduced each year after purchase. Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the respective Fund's average daily net assets attributable to the Class B Shares. Class B Shares of each Fund automatically convert to Class A Shares of the respective Fund eight years after the end of the calendar month in which the investor's order to purchase was accepted.

  Class C Shares. Class C Shares do not incur a sales charge when they are purchased. Class C Shares are subject to a CDSC equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the respective Fund's average daily net assets attributable to the Class C Shares.

REDEMPTION. Class A Shares generally may be redeemed at net asset value without charge, subject to conditions set forth herein. CDSC Shares may be redeemed at net asset value less a deferred sales charge which will vary between the Funds and among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for each Fund.

DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") distributes the shares of each Fund.

DISTRIBUTIONS FROM THE FUNDS. Distributions from net investment income are declared daily and paid monthly; net realized capital gains, if any, are distributed annually. Distributions with respect to each class of shares will be calculated in the same manner and the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class. See "Distributions from the Funds."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES -- INSURED FUND
--------------------------------------------------------------------------------

                                                              CLASS A        CLASS B           CLASS C
                                                              SHARES          SHARES            SHARES
                                                              -------        -------           -------
Maximum sales charge imposed on purchases (as percentage of
  the offering price).......................................   4.75%(1)        None              None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of the offering price).........................    None         None(3)           None(3)
Deferred sales charge (as a percentage of the lesser of the
  original purchase price or redemption proceeds)...........    None(2)    Year 1--4.00%     Year 1--1.00%
                                                                           Year 2--3.75%      After--None
                                                                           Year 3--3.50%
                                                                           Year 4--2.50%
                                                                           Year 5--1.50%
                                                                           Year 6--1.00%
                                                                            After--None
Redemption fees (as a percentage of amount redeemed)........    None           None              None
Exchange fees...............................................    None           None              None

--------------------------------------------------------------------------------
(1) Reduced on investments of $100,000 or more. See "Purchase of Shares -- Class A Shares".

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred by the Distributor on behalf of the investor. See "Distribution and Service Plans."
\

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE -- INSURED FUND
--------------------------------------------------------------------------------

                                                               CLASS A   CLASS B   CLASS C
                                                               SHARES    SHARES    SHARES
                                                               -------   -------   -------
Management Fees (as a percentage of average daily net
  assets)...................................................    0.50%     0.50%     0.50%
12b-1 Fees(1) (as a percentage of average daily net
  assets)...................................................    0.23%(2)  1.00%(3)  1.00%(3)
Other Expenses (as a percentage of average daily net
  assets)...................................................    0.19%     0.19%     0.19%
Total Expenses (as a percentage of average daily net
  assets)...................................................    0.92%     1.69%     1.69%

--------------------------------------------------------------------------------
(1) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Insured Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' brokers, dealers or financial intermediaries as sales compensation.

(2) The Insured Fund's distribution and service plans with respect to Class A Shares provide that 12b-1 and service fees are charged only with respect to Class A Shares of the Insured Fund sold after the implementation date of such plans. Due to the incremental "phase-in" of such plans with respect to Class A Shares, it is anticipated that 12b-1 and service fees attributable to Class A Shares will increase in accordance with such plans to a maximum aggregate amount of 0.25% of the net assets attributable to the Insured Fund's Class A Shares. Accordingly, it is unlikely that future expenses will remain consistent with those disclosed in the fee table. See "Distribution and Service Plans."

(3) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

EXAMPLE:

                                                              ONE    THREE   FIVE     TEN
                                                              YEAR   YEARS   YEARS   YEARS
                                                              ----   -----   -----   -----
You would pay the following expenses on a $1,000 investment
  in the Insured Fund, assuming (i) an operating expense
  ratio of 0.92% for Class A Shares, 1.69% for Class B
  Shares and 1.69% for Class C Shares, (ii) a 5% annual
  return and (iii) redemption at the end of each time
  period. Insured Fund does not charge a fee for redemptions
  (other than any applicable contingent deferred sales
  charge):
  Class A Shares............................................  $56     $75    $ 96    $155
  Class B Shares............................................   57      88     107     179*
  Class C Shares............................................   27      53      92     200
An investor would pay the following expenses on the same
  $1,000 investment assuming no redemption at the end of
  each period:
  Class A Shares............................................  $56     $75    $ 96    $155
  Class B Shares............................................   17      53      92     179*
  Class C Shares............................................   17      53      92     200

--------------------------------------------------------------------------------

* Based on conversion to Class A Shares after eight years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Insured Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. Due to the incremental "phase-in" of the Insured Fund's 12b-1 plans and service plans, it is anticipated that 12b-1 and service fees applicable to the Insured Fund will increase in accordance with such plans to a maximum amount of 0.25% of such Fund's net assets. The ten year amount with respect to the Class B Shares of the Insured Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Class B Shares acquired through the exchange privilege are subject to the contingent deferred sales charge schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES -- CALIFORNIA INSURED FUND
--------------------------------------------------------------------------------

                                                              CLASS A        CLASS B            CLASS C
                                                              SHARES          SHARES             SHARES
                                                              -------        -------            -------
Maximum sales charge imposed on purchases (as percentage of
  the offering price).......................................  3.25%(1)         None               None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of the offering price).........................    None           None(3)            None(3)
Deferred sales charge (as a percentage of the lesser of the
  original purchase price or redemption proceeds)...........  None(2)      Year 1--3.00%      Year 1--1.00%
                                                                           Year 2--2.50%      After--None
                                                                           Year 3--2.00%
                                                                           Year 4--1.00%
                                                                            After--None
Redemption fees (as a percentage of amount redeemed)........    None            None              None
Exchange fees...............................................    None            None              None

--------------------------------------------------------------------------------
(1) Reduced on investments of $25,000 or more. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES AND EXAMPLE -- CALIFORNIA INSURED FUND
--------------------------------------------------------------------------------

                                                              CLASS A   CLASS B   CLASS C
                                                              SHARES    SHARES    SHARES
                                                              -------   -------   -------
Management Fees (as a percentage of average daily net
  assets)...................................................   0.48%     0.48%     0.48%
12b-1 Fees(1) (as a percentage of average daily net
  assets)...................................................   0.24%     1.00%(2)  1.00%(2)
Other Expenses (as a percentage of average daily net
  assets)...................................................   0.24%     0.24%     0.23%
Total Expenses (as a percentage of average daily net
  assets)...................................................   0.96%     1.72%     1.71%

--------------------------------------------------------------------------------

(1) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the California Insured Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker, dealers or financial intermediaries as sales compensation.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

EXAMPLES:

  You would pay the following expenses on a $1,000 investment in the California Insured Fund, assuming (i) an operating expense ratio of 0.96% for Class A Shares, 1.72% for Class B Shares and 1.71% for Class C Shares, (ii) a 5.00% annual return and (iii) redemption at the end of each time period. California Insured Fund does not charge a fee for redemptions (other than any applicable contingent deferred sales charge):

                                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                              --------   -----------   ----------   ---------
Class A Shares..............................................    $42          $62          $84         $146
Class B Shares..............................................     47           74           93          164*
Class C Shares..............................................     17           54           93          202

  An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each period:

                                                              ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                              --------   -----------   ----------   ---------
Class A Shares..............................................    $42          $62          $84         $146
Class B Shares..............................................     17           54           93          164*
Class C Shares..............................................     27           54           93          202

--------------------------------------------------------------------------------
* Based on conversion to Class A Shares after six years.

  The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the California Insured Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required by the SEC to utilize a 5.00% annual return assumption. Additionally, as the California Insured Fund's assets increase, the fees waived or expenses reimbursed by the Adviser are expected to decrease. Accordingly, it is unlikely that future expenses as projected will remain consistent with those determined based on the table of the "Annual Fund Operating Expenses." The ten year amount with respect to the Class B Shares of the California Insured Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Class B Shares acquired through the exchange privilege are subject to the contingent deferred sales charge schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- INSURED FUND (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------
  The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Insured Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods indicated and their report thereon appears in the Insured Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the related Statement of Additional Information.

                                                               INSURED FUND -- CLASS A SHARES
                            -----------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------------------------------------------
                              1997       1996        1995      1994      1993      1992      1991      1990      1989      1988
                              ----       ----        ----      ----      ----      ----      ----      ----      ----      ----
Net Asset Value, Beginning
 of Period................  $ 19.238   $  19.549   $ 17.572   $19.587   $18.721   $18.478   $17.825   $17.798   $17.394   $16.700
                            --------   ---------   --------   -------   -------   -------   -------   -------   -------   -------
 Net Investment Income....      .974        .980      1.021     1.051     1.107     1.146     1.153     1.160     1.182     1.184
 Net Realized and
   Unrealized Gain/Loss...      .551       (.304)     1.982    (2.280)    1.145      .561      .681      .037      .391      .682
                            --------   ---------   --------   -------   -------   -------   -------   -------   -------   -------
Total from Investment
 Operations...............     1.525        .676      3.003    (1.229)    2.252     1.707     1.834     1.197     1.573     1.866
                            --------   ---------   --------   -------   -------   -------   -------   -------   -------   -------
Less:
 Distributions from and in
   Excess of Net
   Investment Income......      .971        .987      1.026     1.056     1.116     1.140     1.160     1.170     1.169     1.172
 Distributions from Net
   Realized Gain..........      .161         -0-        -0-       -0-       -0-      .324      .021       -0-       -0-       -0-
                            --------   ---------   --------   -------   -------   -------   -------   -------   -------   -------
Total Distributions.......     1.132        .987      1.026     1.056     1.116     1.464     1.181     1.170     1.169     1.172
                            --------   ---------   --------   -------   -------   -------   -------   -------   -------   -------
Net Asset Value, End of
 the Period...............  $ 19.631   $  19.238   $ 19.549   $17.572   $19.857   $18.721   $18.478   $17.825   $17.798   $17.394
                            ========   =========   ========   =======   =======   =======   =======   =======   =======   =======
Total Return(1)...........     8.19%       3.65%     17.49%    (6.31%)   12.32%     9.51%    10.62%     7.07%     9.37%    11.48%
Net Assets, End of the
 Period (in millions).....  $1,283.5   $1,283.70   $1,365.4   $1,110.2  $1,230.0  $ 999.9   $ 833.2   $ 701.7   $ 634.0   $ 555.3
Ratio of Expenses to
 Average Net Assets(2)....      .92%        .95%       .88%      .88%      .84%      .83%      .88%      .87%      .88%      .85%
Ratio of Net Investment
 Income to Average Net
 Assets(2)................     5.07%       5.11%      5.44%     5.70%     5.69%     6.14%     6.39%     6.63%     6.73%     6.92%
Portfolio Turnover........       82%         92%        70%       48%       78%      111%      113%      107%       81%      132%

(1) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(2) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                                             (Table continued on following page)

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--CONTINUED (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

                                                            INSURED FUND
                                      --------------------------------------------------------
                                                           CLASS B SHARES
                                      --------------------------------------------------------
                                                                                MAY 1, 1993
                                                                               (COMMENCEMENT
                                                                              OF DISTRIBUTION)
                                                                                     TO
                                             YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                       1997      1996      1995      1994           1993
                                      -------   -------   -------   -------   ----------------
Net Asset Value, Beginning of
 Period............................   $19.240   $19.549   $17.563   $19.824       $19.320
                                      -------   -------   -------   -------       -------
 Net Investment Income.............      .826      .832      .890      .899          .619
 Net Realized and Unrealized
   Gain/Loss.......................      .551     (.304)    1.978    (2.276)         .513
                                      -------   -------   -------   -------       -------
Total from Investment Operations...     1.377      .528     2.868    (1.377)        1.132
Less:
 Distributions from and in Excess
   of Net Investment Income........      .822      .837      .882      .884          .628
 Distributions from Net Realized
   Gain............................      .161       -0-       -0-       -0-           -0-
                                      -------   -------   -------   -------       -------
Total Distributions................      .983      .837      .882      .884          .628
                                      -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period............................   $19.634   $19.240   $19.549   $17.563       $19.824
                                      =======   =======   =======   =======       =======
Total Return(1)....................     7.36%     2.83%    16.67%    (7.03%)        5.92%(2)
Net Assets at End of Period (In
 millions)(3)......................   $  70.1   $  71.6   $  75.3   $  30.0       $  20.8
Ratio of Expenses to Average Net
 Assets(3).........................     1.69%     1.74%     1.67%     1.71%         1.68%
Ratio of Net Investment Income to
 Average Net Assets................     4.29%     4.38%     4.69%     4.88%         4.25%
Portfolio Turnover.................       82%       92%       70%       48%           78%

                                                           INSURED FUND
                                     --------------------------------------------------------
                                                          CLASS C SHARES
                                     --------------------------------------------------------
                                                                             AUGUST 13, 1993
                                                                              (COMMENCEMENT
                                                                             OF DISTRIBUTION)
                                                                                    TO
                                            YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                      1997      1996      1995      1994           1993
                                     -------   -------   -------   -------   ----------------
Net Asset Value, Beginning of
 Period............................  $19.239   $19.548   $17.568   $19.823       $19.650
                                     -------   -------   -------   -------       -------
 Net Investment Income.............     .822      .830      .883      .908          .350
 Net Realized and Unrealized
   Gain/Loss.......................     .552     (.302)    1.979    (2.279)         .181
                                     -------   -------   -------   -------       -------
Total from Investment Operations...    1.374      .528     2.862    (1.371)         .531
Less:
 Distributions from and in Excess
   of Net Investment Income........     .822      .837      .882      .884          .358
 Distributions from Net Realized
   Gain............................     .161       -0-       -0-       -0-           -0-
                                     -------   -------   -------   -------       -------
Total Distributions................     .983      .837      .882      .884          .358
                                     -------   -------   -------   -------       -------
Net Asset Value, End of the
 Period............................  $19.630   $19.239   $19.548   $17.568       $19.823
                                     =======   =======   =======   =======       =======
Total Return(1)....................    7.36%     2.83%    16.60%    (6.98%)        2.70%(2)
Net Assets at End of Period (In
 millions)(3)......................  $   5.6   $   4.9   $   5.1   $   3.5       $   5.0
Ratio of Expenses to Average Net
 Assets(3).........................    1.69%     1.74%     1.67%     1.70%         1.68%
Ratio of Net Investment Income to
 Average Net Assets................    4.29%     4.37%     4.68%     4.89%         4.21%
Portfolio Turnover.................      82%       92%       70%       48%           78%

---------------
(1) Total Return does not reflect the effect of sales charges.
(2) Non-Annualized.
(3) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CALIFORNIA INSURED FUND (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

  The following financial highlights for one Class A Share, one Class B Share and one Class C Share of the California Insured Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent accountants, for each of the periods indicated and their report thereon appears in the California Insured Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the related Statement of Additional Information.

                                                    CALIFORNIA INSURED FUND -- CLASS A SHARES
                                     ------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------
                                      1997         1996         1995         1994         1993         1992
                                      ----         ----         ----         ----         ----         ----
Net Asset Value, Beginning of
 Period............................  $17.605      $17.736      $15.802      $18.286      $16.858      $16.259
                                     -------      -------      -------      -------      -------      -------
 Net Investment Income.............     .880         .857         .884         .912         .967        1.004
 Net Realized and Unrealized
   Gain/Loss.......................     .658        (.145)       1.938       (2.484)       1.441         .585
                                     -------      -------      -------      -------      -------      -------
Total from Investment Operations...    1.538         .712        2.822       (1.572)       2.408        1.589
Less Distributions from Investment
 Income............................     .849         .843         .888         .912         .980         .990
                                     -------      -------      -------      -------      -------      -------
Net Asset Value, End of the
 Period............................  $18.294      $17.605      $17.736      $15.802      $18.286      $16.858
                                     =======      =======      =======      =======      =======      =======
Total Return(1)(2).................    8.93%        4.20%       18.28%       (8.75%)      14.54%       10.08%
Net Assets at End of Period (in
 millions).........................  $ 140.7      $ 142.5      $ 147.6      $ 130.3      $ 151.1      $  74.2
Ratio of Expenses to Average Net
 Assets(1) (Annualized)............     .96%        1.02%         .89%         .78%         .69%         .69%
Ratio of Net Investment Income to
 Average Net Assets(1)
 (Annualized)......................    4.96%        4.94%        5.23%        5.46%        5.37%        6.07%
Portfolio Turnover.................      46%          35%       42.40%       56.38%       36.17%       60.70%

                                       CALIFORNIA INSURED FUND -- CLASS A SHARES
                                     ----------------------------------------------
                                                YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------
                                      1991         1990         1989         1988
                                      ----         ----         ----         ----
Net Asset Value, Beginning of
 Period............................  $15.730      $15.607      $15.227      $14.719
                                     -------      -------      -------      -------
 Net Investment Income.............     .990         .990         .988         .981
 Net Realized and Unrealized
   Gain/Loss.......................     .529         .123         .381         .519
                                     -------      -------      -------      -------
Total from Investment Operations...    1.519        1.113        1.369        1.500
Less Distributions from Investment
 Income............................     .990         .990         .989         .992
                                     -------      -------      -------      -------
Net Asset Value, End of the
 Period............................  $16.259      $15.730      $15.607      $15.227
                                     =======      =======      =======      =======
Total Return(1)(2).................    9.98%        7.44%        9.22%       10.51%
Net Assets at End of Period (in
 millions).........................  $  60.2      $  50.6      $  46.6      $  37.3
Ratio of Expenses to Average Net
 Assets(1) (Annualized)............     .55%         .69%         .75%         .65%
Ratio of Net Investment Income to
 Average Net Assets(1)
 (Annualized)......................    6.20%        6.42%        6.38%        6.53%
Portfolio Turnover.................   69.85%       34.03%       32.18%      100.50%

----------------
(1) If certain expenses had not been reimbursed by the Adviser, Total Return would have been lower and the ratios would have been as follows:


                                                                     CALIFORNIA INSURED FUND -- CLASS A SHARES
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------------
                                                       1997         1996         1995         1994         1993         1992
                                                       ----         ----         ----         ----         ----         ----
   Ratio of expenses to average net assets..........    N/A         1.03%        1.05%        1.08%        1.01%        1.08%
   Ratio of net investment income to average net
    assets..........................................    N/A         4.94%        5.07%        5.16%        5.05%        5.68%

                                                        CALIFORNIA INSURED FUND -- CLASS A SHARES
                                                      ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------
                                                       1991         1990         1989         1988
                                                       ----         ----         ----         ----
   Ratio of expenses to average net assets..........   1.04%        1.06%        1.10%        1.11%
   Ratio of net investment income to average net
    assets..........................................   5.71%        6.05%        6.04%        6.08%

(2) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = not applicable
                                             (Table continued on following page)

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS--CONTINUED (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

                                                                     CALIFORNIA INSURED FUND
                                      --------------------------------------------------------------------------------------
                                                           CLASS B SHARES                              CLASS C SHARES
                                      --------------------------------------------------------   ---------------------------
                                                                                MAY 1, 1993
                                                                               (COMMENCEMENT
                                                             YEAR ENDED       OF DISTRIBUTION)           YEAR ENDED
                                                            DECEMBER 31,             TO                 DECEMBER 31,
                                                          -----------------     DECEMBER 31,     ---------------------------
                                       1997      1996      1995      1994           1993          1997      1996      1995
                                       ----      ----      ----      ----     ----------------    ----      ----      ----
Net Asset Value, Beginning of
 Period............................   $17.603   $17.736   $15.805   $18.266       $17.570        $17.602   $17.736   $15.798
                                      -------   -------   -------   -------       -------        -------   -------   -------
 Net Investment Income.............      .741      .720      .766      .785          .549           .727      .722      .758
 Net Realized and Unrealized
   Gain/Loss.......................      .662     (.142)    1.926    (2.482)         .705           .674     (.145)    1.941
                                      -------   -------   -------   -------       -------        -------   -------   -------
Total from Investment Operations...     1.403      .578     2.692    (1.697)        1.254          1.401      .577     2.699
Less Distributions from Net
 Investment Income.................      .717      .711      .761      .764          .558           .717      .711      .761
                                      -------   -------   -------   -------       -------        -------   -------   -------
Net Asset Value, End of Period.....   $18.289   $17.603   $17.736   $15.805       $18.266        $18.286   $17.602   $17.736
                                      =======   =======   =======   =======       =======        =======   =======   =======
Total Return(1)(2).................     8.19%     3.35%    17.33%    (9.39%)        7.25%(3)       8.19%     3.35%    17.40%
Net Assets at End of Period (in
 millions).........................   $  31.0   $  28.6   $  24.6   $  17.1       $  15.3        $   3.8   $   2.2   $  1.80
Ratio of Expenses to Average Net
 Assets(1)(Annualized).............     1.72%     1.79%     1.61%     1.52%         1.45%          1.71%     1.79%     1.60%
Ratio of Net Investment Income to
 Average Net Assets(1)
 (Annualized)......................     4.18%     4.17%     4.51%     4.71%         4.06%          4.15%     4.16%     4.50%
Portfolio Turnover.................       46%       35%    42.40%    56.38%        36.17%            46%       35%    42.40%

                                      CALIFORNIA INSURED FUND
                                     --------------------------
                                           CLASS C SHARES
                                     --------------------------
                                               AUGUST 13, 1993
                                                (COMMENCEMENT
                                               OF DISTRIBUTION)
                                                      TO
                                                 DECEMBER 31,
                                      1994           1993
                                      ----     ----------------
Net Asset Value, Beginning of
 Period............................  $18.257       $18.010
                                     -------       -------
 Net Investment Income.............     .773          .307
 Net Realized and Unrealized
   Gain/Loss.......................   (2.486)         .258
                                     -------       -------
Total from Investment Operations...   (1.695)         .565
Less Distributions from Net
 Investment Income.................     .764          .318
                                     -------       -------
Net Asset Value, End of Period.....  $15.798       $18.257
                                     =======       =======
Total Return(1)(2).................   (9.40%)        3.17%(3)
Net Assets at End of Period (in
 millions).........................  $   2.8       $   4.0
Ratio of Expenses to Average Net
 Assets(1)(Annualized).............    1.51%         1.45%
Ratio of Net Investment Income to
 Average Net Assets(1)
 (Annualized)......................    4.71%         3.82%
Portfolio Turnover.................   56.38%        36.17%

----------------
(1) If certain expenses had not been reimbursed by the Adviser, Total Return would have been lower and the ratios would have been as follows:

                                                                                   CALIFORNIA INSURED FUND
                                                          --------------------------------------------------------------------------
                                                                             CLASS B SHARES                        CLASS C SHARES
                                                          ---------------------------------------------------   --------------------
                                                                                               MAY 1, 1993
                                                                                              (COMMENCEMENT
                                                                           YEAR ENDED        OF DISTRIBUTION)        YEAR ENDED
                                                                          DECEMBER 31,              TO              DECEMBER 31,
                                                                       -----------------       DECEMBER 31,     --------------------
                                                          1997    1996     1995     1994          1993          1997   1996    1995
                                                          ----    ----     ----     ----    -----------------   ----   ----    ----
Ratio of expenses to average net assets.................  N/A     1.79%    1.77%    1.82%         1.77%         N/A    1.80%   1.75%
Ratio of net investment income to average net assets....  N/A     4.16%    4.35%    4.41%         3.74%         N/A    4.16%   4.34%


                                                           CALIFORNIA INSURED FUND
                                                          --------------------------
                                                                CLASS C SHARES
                                                          --------------------------
                                                                   AUGUST 13, 1993
                                                                    (COMMENCEMENT
                                                                   OF DISTRIBUTION)
                                                                          TO
                                                                     DECEMBER 31,
                                                          1994           1993
                                                          ----     ----------------
Ratio of expenses to average net assets.................  1.82%         1.76%
Ratio of net investment income to average net assets....  4.39%         3.52%

(2) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(3) Non-Annualized
N/A = not applicable

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
THE FUNDS
--------------------------------------------------------------------------------

  Van Kampen Insured Tax Free Income Fund (the "Insured Fund") and Van Kampen California Insured Tax Free Fund (the "California Insured Fund") are each separate diversified series of the Van Kampen Tax Free Trust (the "Trust"), an open-end management investment company, commonly known as a "mutual fund." Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows investors to pool their money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping.

  Van Kampen Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Insured Fund and California Insured Fund (each a "Fund" and collectively the "Funds"). The Adviser or its affiliates also act as investment adviser to other mutual funds distributed by Van Kampen Funds Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

  INSURED FUND. The investment objective of the Insured Fund is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. All of the municipal securities in the Insured Fund's portfolio, except for investments in tax exempt money market funds as noted below, will be insured as to timely payment of both principal and interest. However, there are market risks inherent in all investments in securities; accordingly there can be no assurance that the Insured Fund will achieve its objective.

  The Insured Fund will generally invest all of its assets in municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal income tax. See "Municipal Securities." From time to time the Insured Fund temporarily may also invest up to 10% of its assets in tax exempt money market funds. Such instruments will be treated as investments in municipal securities.

  CALIFORNIA INSURED FUND. The investment objective of the California Insured Fund is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. All of the municipal securities in the California Insured Fund's portfolio, except for investments in tax exempt money funds as noted below, will be insured as to timely payment of both principal and interest. However, there are market risks inherent in all investments in securities; accordingly there can be no assurance that the California Insured Fund will achieve its objective. THE CALIFORNIA INSURED FUND IS AVAILABLE ONLY TO RESIDENTS OF CALIFORNIA.

  The California Insured Fund will generally invest all of its assets in California municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal and California income tax. Distribution to corporations subject to the California franchise tax will be included in such corporation's gross income for purposes of determining the California franchise tax. In addition, corporations subject to the California corporate income tax may, in certain circumstances, be subject to such taxes with respect to distributions from the California Insured Fund. Accordingly, an investment in shares of the California Insured Fund may not be appropriate for corporations subject to either tax. See "Municipal Securities" and "Tax Status." From time to time the California Insured Fund temporarily may also invest up to 10% of its assets in California tax exempt money market funds. Such instruments will be treated as investments in municipal securities.

  Investments in the Funds may not be appropriate for all investors. The Funds are not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Funds. Investments in the Funds are intended to be long-term investments and should not be used as trading vehicles.

  YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by the Funds' Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000

Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Funds' other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Funds may invest which, in turn, may adversely affect net asset values.

--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------------------------

  GENERAL. Tax-exempt municipal securities are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal income tax. Under normal market conditions, up to 100% but not less than 80%, of each of the Fund's assets will be invested in such municipal securities. The foregoing is a fundamental policy of each of the Funds and cannot be changed without approval of the shareholders of the respective Fund.

  The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

  Within these principal classifications of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions (as defined below) in which the Funds may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. Neither Fund will invest more than 15% of its total assets in derivative municipal securities such as inverse floaters, whose rates vary inversely with changes in market rates of interest, or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal securities may not be backed by the faith, credit and taxing power of the issuer. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Some municipal securities may not be backed by the faith, credit and taxing power of the issuer. Certain of the municipal securities in which the Funds may invest represent relatively recent innovations in the municipal securities markets. While markets for such recent innovations progress through stages of development, such markets may be less developed than more fully developed markets for municipal securities. A more detailed description of the types of municipal securities in which the Funds may invest is included in each Fund's Statement of Additional Information.

  The net asset value of each of the Funds will change with changes in the value of their respective portfolio securities. Because the Funds will invest primarily in fixed income municipal securities, the net asset value of each of the Funds can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If any such proposal were to be enacted, the ability of the Funds to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

  INSURED MUNICIPAL SECURITIES. With respect to its investments in municipal securities, each of the Insured Fund and the California Insured Fund may invest only in municipal securities insured under one of the insurance policies meeting the standards described in this Prospectus. See "Insurance." Although each insurer's quality standards may vary from time to time, such insurers generally insure only those municipal securities that are rated at the date of purchase
(1) in the case of long-term debt, in the four highest ratings by Standard and Poor's Ratings Group ("S&P") (AAA, AA, A and BBB) or by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa); (2) in the case of short-term notes, SP-1+ through SP-2 by S&P or MIG 1 through MIG 4 by Moody's; or (3) in the case of tax-exempt commercial paper, A-1+ through A-2 by S&P or Prime-1 through Prime-2 by Moody's. Such ratings are relative and subjective and are not absolute standards of quality. Any insurer may also insure, and each of the Insured Fund and California Insured Fund may invest in, unrated municipal securities of similar quality, as determined by the Adviser, if such securities meet the insurance standards of such insurer. The Insured Fund and California Insured Fund may invest, without limitation as to rating category, in any securities for which such Funds obtain insurance coverage. For a description of such ratings see the respective Fund's Statement of Additional Information incorporated by reference into this Prospectus.

  SPECIAL CONSIDERATIONS REGARDING CALIFORNIA MUNICIPAL SECURITIES. Investors should be aware of certain factors that might affect the financial condition of the issuers of California municipal securities. With respect to an investment in the Fund, through popular initiative and legislative activity, the ability of the State of California (the "State") and its local governments to raise money through property taxes and to increase spending has been the subject of considerable debate and change in recent years. Various State Constitutional amendments, for example, have been adopted which have the effect of limiting property tax and spending increases, while legislation has sometimes added to these limitations and has at other times sought to reduce their impact. To date, these Constitutional, legislative and budget developments do not appear to have severely decreased the ability of the State and local governments to pay principal and interest on their obligations. It can be expected that similar types of State legislation or Constitutional proposals will continue to be introduced. The impact of future developments in these areas is unclear.

  From 1990 until 1994, the State experienced the worst economic, fiscal and budget conditions since the 1930's. The recession seriously affected State tax revenues and caused increased expenditures for health and welfare programs. As a result, the State faced several budget imbalances and used up many of its available cash resources. Accordingly, rating agencies have reduced the State's credit ratings several times during recent years.

  Although revenue obligations of the State of California or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

  More detailed information concerning California municipal securities is included in the California Insured Fund's Statement of Additional Information.

  SELECTION OF INVESTMENTS. The Adviser will buy and sell securities for each Fund's portfolio with a view to seeking a high level of current income exempt from federal income tax and will select securities which the Adviser believes entail reasonable credit risk considered in relation to the particular investment policies of such Fund. As a result, the Funds will not necessarily invest in the highest yielding tax-exempt municipal securities permitted by their respective investment policies if the Adviser determines that market risks or credit risks associated with such investments would subject a Fund's portfolio to excessive risk. The potential for realization of capital gains resulting from possible changes in interest rates will not be a major consideration. There is no limitation as to the maturity of municipal securities in which a Fund may invest. The Adviser may adjust the average maturity of a Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. Other than for tax purposes, frequency of portfolio turnover will generally not be a limiting factor if any of the Funds considers it advantageous to purchase or sell securities. The Funds may have annual portfolio turnover rates in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses or dealer costs than a lower rate, which expenses and costs must be borne by the respective Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable. See "Tax Status."

  TEMPORARY DEFENSIVE STRATEGIES. At times conditions in the markets for tax-exempt municipal securities may, in the Adviser's judgment, make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the Adviser may use alternative strategies primarily designed to reduce fluctuations in the value of such Fund's assets. In implementing these "defensive" strategies, a Fund may invest to a substantial degree in high-quality, short-term municipal obligations. If these high-quality, short-term municipal obligations are not available or, in the Adviser's judgment, do not afford sufficient protection against adverse market conditions, such Fund may invest in taxable obligations. Such taxable obligations may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the four highest grades by either S&P or Moody's; commercial paper rated in the highest grade by either rating service; certificates of deposit and bankers' acceptances; repurchase agreements with respect to any of the foregoing investments; or any other fixed-income securities that the Adviser considers consistent with such strategy.

--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------

  In connection with the investment policies described above, the Funds also may engage in strategic transactions and purchase and sell securities on a "when issued" and "delayed delivery" basis. These investments entail risks. Strategic transactions generally will not be treated as investments in tax-exempt municipal securities for purposes of the Funds' 80% investment policy with respect thereto.

  STRATEGIC TRANSACTIONS. The Funds may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, to protect such Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of such Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation such Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of such Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that a Fund may use and some of their risks are described more fully in the respective Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by a Fund from its Strategic Transactions will be distributed to its shareholders in taxable distributions. See "Tax Status."

  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Funds may also purchase and sell municipal securities on a when-issued and delayed delivery basis. No income accrues to the Funds on municipal securities in connection with such purchase transactions prior to the date the Funds actually take delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because the Funds rely on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Funds missing the opportunity of obtaining a price or yield considered to be advantageous. When the Funds are the buyer in such a transaction, however, they will maintain, in a segregated account with their custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Funds will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Funds may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of each Fund's assets which may be used to acquire securities on a when-issued or delayed delivery basis. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the respective Fund's portfolio consistent with such Fund's respective investment objectives and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a when-issued or delayed delivery basis.

  OTHER PRACTICES. The Funds have no restrictions on the maturity of municipal bonds in which they may invest. Each Fund will seek to invest in municipal bonds of such maturities that, in the judgment of such Fund and the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions.

  The Funds may borrow amounts up to 5% of their respective net assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of their respective net assets to secure such borrowings.

  A Fund generally will not invest more than 25% of its total assets in any industry, nor will a Fund generally invest more than 5% of its assets in the securities of any single issuer. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. It is nonetheless possible that a Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations if the Adviser determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users, or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Insured Fund reserves the right to invest more than 25% of its assets in industrial development bonds or in issuers located in the same state, although it has no present intention to invest more than 25% of its assets in issuers located in the same state. If the Insured Fund were to invest more than 25% of its assets in issuers located in the same state, it would be more susceptible to adverse economic, business, or regulatory conditions in that state. The California Insured Fund invests primarily in a diversified portfolio of insured California municipal securities.

  ALLOCATION OF BROKERAGE TRANSACTIONS. In effecting purchases and sales of the Funds' portfolio securities, the Adviser and the Funds may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Funds, the Adviser and the Distributor or dealers participating in the offering of the Funds' shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Funds may take into account whether the firm has sold or is selling shares of the Funds.

--------------------------------------------------------------------------------
INSURANCE
--------------------------------------------------------------------------------

  All of the municipal securities in the portfolios of the Insured Fund and the California Insured Fund will be insured by municipal bond insurers whose claims-paying ability is rated "AAA" by S&P on the date of purchase (e.g. AMBAC Indemnity Corporation). Timely payment of all principal and interest of each municipal security in the portfolios of the Insured Fund and the California Insured Fund either will be pre-insured under a policy obtained for such securities prior to the purchase of the securities by such Funds or will be insured under policies obtained by such Funds to cover otherwise uninsured securities. With respect to municipal securities that are not pre-insured, the Insured Fund and the California Insured Fund have each obtained a mutual fund portfolio insurance policy from a municipal bond insurer whose claims-paying ability is rated "AAA" by S&P. The Insured Fund and the California Insured Fund may obtain portfolio insurance from other insurers in the future. No representation is made as to any insurer's ability to meet its commitments.

  Each insurance policy guarantees the timely payment of all principal and interest on the municipal securities. Each policy provides, in general, that in the event of nonpayment of interest or principal, when due, in respect of an insured municipal security, the insurer is obligated to make such payment not later than 30 days after it has been notified by the respective Fund that such nonpayment has occurred (but not earlier than the date when such payment is due). For these purposes, a payment of principal is due only at scheduled maturity, including required sinking fund payments and mandatory redemptions, of the security and not at any earlier time. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Funds.

  More detailed information concerning such insurance policies is included in the respective Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

  THE ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for the Funds. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc. (the "Distributor"), the distributor of the Funds and sponsor of the funds mentioned above, is a wholly-owned subsidiary of Van Kampen. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc. an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financial and investing; and global custody, securities clearance services and securities lending.

  ADVISORY AGREEMENT. The business and affairs of each of the Funds are managed under the direction of the Board of Trustees of the Trust, of which each Fund is a separate series. Subject to their authority, the Adviser and the respective officers of the Funds supervise and implement the Funds' investment activities and are responsible for overall management of the Funds' business affairs. Each Fund pays the Adviser a fee based upon an annual rate applied to average daily net assets of the respective Fund as follows:

                   INSURED FUND                                          CALIFORNIA FUND
---------------------------------------------------    ---------------------------------------------------
       AVERAGE DAILY NET ASSETS         % PER ANNUM           AVERAGE DAILY NET ASSETS         % PER ANNUM
--------------------------------------  -----------    --------------------------------------    ------
First $500 million....................    0.525%       First $100 million....................   0.500%
Next $500 million.....................    0.500%       Next $150 million.....................   0.450%
Next $500 million.....................    0.475%       Next $250 million.....................   0.425%
Over $1,500 million...................    0.450%       Over $500 million.....................   0.400%

  Under its investment advisory agreement with the Adviser, each Fund has agreed to assume and pay the charges and expenses of the Fund's operation, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the 1940 Act of the Adviser, Distributor, Van Kampen Investor Services Inc. ("Investor Services"), Van Kampen or Morgan Stanley Dean Witter & Co.), the charges and expenses of independent accountants, legal counsel, transfer agent or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by such Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time-to-time to waive all or a portion of its management fee or to reimburse a Fund for all or a portion of its other expenses.

  PERSONAL INVESTMENT POLICIES. The Funds and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between each Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. Joseph A. Piraro, a Vice President of the Adviser, has been primarily responsible for the day-to-day management of each Fund's portfolio since May 1992. Mr. Piraro has been employed by the Adviser since May 1992. Prior to May 1992, Mr. Piraro was employed by First Chicago Capital Markets.

--------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Funds.

  Each Fund offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase ("Class A Shares") or
(b) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares or Class C Shares. It is presently the policy of the Distributor not accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares. Investors must weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares (discussed below).

  Each class of shares represents an interest in the same portfolio of investments of a Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the respective Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) has a different exchange privilege. Generally, a class of shares subject to a higher ongoing distribution and service fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Funds will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares will consist of (i) Investor Services' expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class; (iii) Securities and Exchange Commission (the "SEC") registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the respective Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

  Shares of the Funds are continuously offered through the Distributor, as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). Each of the Funds reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.

  The Funds' shares are offered at the net asset value per share next computed after an investor places an order to purchase directly with the investor's broker, dealer or financial intermediary or with the Distributor plus any applicable sales charge. Sales personnel of brokers, dealers and financial intermediaries distributing the Funds' shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Funds generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediaries for certain services or activities which are primarily intended to result in sales of shares of the Funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Funds. Such fees paid for such services and activities with respect to a Fund will not exceed in the aggregate 1.25% of the average total daily net assets of such Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the respective Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is their net asset value plus an initial sales charge. The tables below with respect to the Funds show total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers and financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended.

SALES CHARGE TABLES
--------------------------------------------------------------------------------
                                  INSURED FUND
--------------------------------------------------------------------------------

                                                                                            DEALER
                                                                                          CONCESSION
                                                                                           OR AGENCY
                                                                 TOTAL SALES CHARGE       COMMISSION
                                                              -------------------------   -----------
                                                              PERCENTAGE    PERCENTAGE    PERCENTAGE
                    SIZE OF TRANSACTION                       OF OFFERING     OF NET      OF OFFERING
                     AT OFFERING PRICE                           PRICE      ASSET VALUE      PRICE
-----------------------------------------------------------------------------------------------------
Less than $100,000..........................................     4.75%         4.99%         4.25%
$100,000 but less than $250,000.............................     3.75          3.90          3.25
$250,000 but less than $500,000.............................     2.75          2.83          2.25
$500,000 but less than $1,000,000...........................     2.00          2.04          1.75
$1,000,000 or more*.........................................        *             *             *

--------------------------------------------------------------------------------
                            CALIFORNIA INSURED FUND
--------------------------------------------------------------------------------

                                                                                            DEALER
                                                                                          CONCESSION
                                                                                           OR AGENCY
                                                                 TOTAL SALES CHARGE       COMMISSION
                                                              -------------------------   -----------
                                                              PERCENTAGE    PERCENTAGE    PERCENTAGE
                    SIZE OF TRANSACTION                       OF OFFERING     OF NET      OF OFFERING
                     AT OFFERING PRICE                           PRICE      ASSET VALUE      PRICE
-----------------------------------------------------------------------------------------------------
Less than $25,000...........................................     3.25%         3.36%         3.00%
$25,000 but less than $250,000..............................     2.75          2.83          2.50
$250,000 but less than $500,000.............................     1.75          1.78          1.50
$500,000 but less than $1,000,000...........................     1.50          1.52          1.25
$1,000,000 or more*.........................................        *             *             *

--------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Funds imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to CDSCs.

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their authorized dealers, must notify the respective Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and minor children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. ("Asset Management") and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge tables applies to the total dollar amount being invested by any person at any one time in Class A Shares of a Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge tables may also be determined by combining the amount being invested in Class A Shares of a Fund with other shares of such Fund and shares of Participating Funds, plus the current offering price of all shares of such Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge tables. The size of investment shown in the preceding sales charge table includes the amount of intended purchases of Class A Shares of a Fund with other shares of such Fund and shares of the Participating Funds plus the value of all shares of such Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the respective Fund or the Distributor. The Funds reserve the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. Each of the Funds permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of such Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by such Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the respective Fund during each distribution period by all investors who choose to invest in such Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.

  As further requirements for obtaining these special benefits, the respective Fund also requires that all dividends and other distributions by such Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV PURCHASE OPTIONS. Class A Shares of a Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by such Fund, by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Asset Management and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and, when permitted, registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees, provided that such purchases are otherwise permitted by such institutions.

  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such alliance programs.

  (6) Beneficial owners of shares of Participating Fund held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

  (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid on the foregoing purchases as follows:
      1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.

  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economics of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with Investor Services, the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized brokers, dealers or financial intermediaries will be paid a service fee of described herein under "Distribution and Service Plans" on purchases made as described in (3) through (9) above. The Funds may terminate, or amend the terms of, offering shares of the Funds at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Funds may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the respective Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from such Fund by such brokers, dealers and financial intermediaries, which percentage rate will be equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares of the Insured Fund; (iii) 3.00% with respect to Class B Shares of the California Insured Fund; and (iv) 1.00% with respect to Class C Shares of each Fund. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the respective Fund will receive from such sale.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the respective Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fees facilitates the ability of the respective Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.

  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares of the Insured Fund (as set forth below) at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although for such investments the respective Fund may impose a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  CLASS B SHARES. Class B Shares redeemed within the number of years of purchase set forth below generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:

--------------------------------------------------------------------------------
INSURED FUND
--------------------------------------------------------------------------------

                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                                PERCENTAGE OF
                                                                DOLLAR AMOUNT
YEAR SINCE PURCHASE                                           SUBJECT TO CHARGE
-------------------                                          -------------------
     First..................................................        4.00%
     Second.................................................        3.75%
     Third..................................................        3.50%
     Fourth.................................................        2.50%
     Fifth..................................................        1.50%
     Sixth..................................................        1.00%
     Seventh and after......................................        0.00%

--------------------------------------------------------------------------------
CALIFORNIA INSURED FUND
--------------------------------------------------------------------------------

                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                                PERCENTAGE OF
                                                                DOLLAR AMOUNT
YEAR SINCE PURCHASE                                           SUBJECT TO CHARGE
-------------------                                          -------------------
     First..................................................         3.0%
     Second.................................................         2.5%
     Third..................................................         2.0%
     Fourth.................................................         1.0%
     Fifth and after........................................         0.0%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares of each Fund redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B Shares of each Fund purchased on or after June 1, 1996 and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares of the Insured Fund purchased before June 1, 1996, and any dividend reinvestment shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class B Shares of the California Insured Fund purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares of each Fund purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased. The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to such shares does not result in a Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate Fees applicable to such class of shares for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares: (i) following the death or disability (as defined in the Code) of a shareholder; (ii) in connection with required minimum distributions from an IRA or another retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares; and (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of each of the Funds is determined by calculating the total value of such Fund's assets, deducting its total liabilities, and dividing the result by the number of shares of such Fund outstanding. The net asset value is computed once daily as of 5:00 p.m. Eastern time, Monday through Friday, except on customary business holidays, and except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in such Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. Each of the Funds reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.

  Fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees of the Trust, of which each Fund is a separate series. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost when amortized cost is determined in good faith by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Other assets are valued at fair value as determined in good faith by or under direction of the Trustees. The net asset values per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  Each of the Funds offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the respective Fund at any time.

  INVESTMENT ACCOUNT. Investor Services, transfer agent for the Funds and a wholly-owned subsidiary of Van Kampen, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive quarterly statements from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.

  SHARE CERTIFICATES. Generally, the Funds will not issue share certificates. However, upon written or telephone request to the respective Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of such Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the respective Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Funds."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit a bank account on a regular basis to invest pre-determined amounts in the respective Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the respective Fund invested into shares of the same class of any Participating Fund so long as a pre-existing account for such class of shares exists for such shareholder. If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of a Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shareholders seeking an exchange into a Participating Fund should obtain and read a current prospectus for such Participating Fund. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  To be eligible for exchange, shares of a Fund must have been registered in the shareholder's name for at least 30 days. Shares of a Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser under normal circumstances not to approve such requests.

  Class A Shares of Van Kampen funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into a Fund. Class A Shares of Van Kampen funds that generally do not impose an initial sales charge are subject to the appropriate sales charge applicable to Class A Shares of a Fund.

  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, such Class B or Class C Shares are subject to the CDSC schedule imposed by the Participating Fund from which such shares were originally purchased.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 341-2911 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VK nor the respective Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the respective Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. Each of the Funds reserves the right to reject any order to acquire shares through exchange. In addition, each of the Funds may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of a Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholders upon the redemption of shares is a taxable event.

  CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Funds for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.

  When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by Investor Services at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the respective Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statements of Additional Information for further information regarding the establishment of the privilege.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.van-kampen.com for further instruction. VK and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither VK nor the Funds will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the respective Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to Van Kampen Investor Services Inc., P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the respective Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request.

  In the case of redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request is received. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. Each of the Funds permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the respective Fund at (800) 341-2911 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VK and the Funds employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VK nor the respective Fund will be liable for following instructions which it reasonably believes to be genuine. VK and the respective Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the respective Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check ordinarily will be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire ordinarily will be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Each of the Funds reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  GENERAL REDEMPTION INFORMATION. The respective Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  REDEMPTION UPON DEATH OR DISABILITY. The Funds will waive the CDSC on redemptions following the death or disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Funds do not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.

  In cases of death or disability, the CDSCs on Class B Shares and Class C Shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the respective Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of such Fund. Holders of Class C Shares who have redeemed shares of the respective Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of such Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  Each of the Funds has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. Each of the Funds also has adopted a service plan (the "Service Plan") with respect to each class of shares. The Distribution Plan and Service Plan of each Fund provide that the respective Fund may spend a portion of such Fund's average daily net assets attributable to each class of its shares in connection with the distribution of respective class of shares and in connection with the provision of ongoing services to shareholders of each class. Each Distribution Plan and Service Plan is being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers and financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. Each of the Funds may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the respective Fund pursuant to its Distribution Plan and Service Plan. From such amount, the respective Fund may spend up to 0.25% per year of the average daily net assets attributable to its Class A Shares pursuant to its Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. Each of the Funds pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution- related expense.

  CLASS B SHARES. Each of the Funds may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the respective Fund pursuant to the Distribution Plan. In addition, each of the Funds may spend up to 0.25% per year of such Fund's average daily net assets attributable to the Class B Shares of the respective Fund pursuant to its Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. Each of the Funds may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the respective Fund pursuant to the Distribution Plan. From such amount, each of the Funds, or the Distributor as agent for the respective Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the respective Fund's average daily net assets attributable to Class C Shares maintained in such Fund more than one year by such broker's, dealer's or financial intermediary's customers. Each of the Funds pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense. In addition, each of the Funds may spend up to 0.25% per year of the average daily net assets attributable to the Class C Shares of the respective Fund pursuant to its Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a
CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed expenses will be carried forward and paid by the respective Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Funds do not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a fund level basis). Because such expenses are accounted on a fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1997, there were $946,949 and $6,586 of unreimbursed distribution expenses with respect to Class B Shares and Class C Shares, respectively of the Insured Fund, representing 1.35% and less than 0.12% of the Insured Fund's net assets attributable to Class B Shares and Class C Shares, respectively. As of December 31, 1997, there were $549,045 and $9,976 of unreimbursed distribution expenses with respect to Class B Shares and Class C Shares, respectively of the California Insured Fund, representing 1.77% and less than 0.26% of the California Insured Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Funds would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.

  Because each of the Funds is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Funds' shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Funds would seek alternate providers and expect that shareholders would not experience any disadvantage.

--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUNDS
--------------------------------------------------------------------------------

  Each Fund's policy is to declare daily and pay monthly distributions of all or substantially all net investment income of such Fund. Each Fund's net recognized investment income consists of all of its respective interest income, dividends and other ordinary income earned by such Fund on its portfolio assets, less all expenses of such Fund. Expenses of the Funds are accrued each day. Net long- and short-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each monthly distribution may vary.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or, where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee, or not subject to the conversion feature.

  Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payments for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Persons wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256. After Investor Services receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. Each Fund automatically will credit dividend distributions and any net long-term capital gain distributions to a shareholder's account in additional shares of the respective Fund valued at net asset value, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. See "Shareholder Services -- Reinvestment Plan."

--------------------------------------------------------------------------------
TAX STATUS
--------------------------------------------------------------------------------

  FEDERAL INCOME TAXATION OF THE FUNDS. Each fund has elected and qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

  If each fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. Each Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. Neither fund will be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, each Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Funds will be treated as having been distributed.

  If either Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, such Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if a Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, such Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Certain of each Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of such Fund and affect the holding period of the securities held by such Fund and the character of the gains or losses realized by the Fund. These provisions may also require each Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. Each Fund will monitor their transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

  Investments of a Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, a Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, a Fund may have to dispose of securities that they would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

  DISTRIBUTIONS. Each Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by a Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of municipal securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by a Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of such Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. Each Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in either Fund could cause such Fund's shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by each Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by either Fund, or by the Trust if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  While each Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of each Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of such Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of each Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of such Fund have been held by such shareholders. Distributions in excess of each Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Funds.

  Shareholders receiving distributions in the form of additional shares issued by a Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the amount of interest exempt from tax under Section 103 of the Code received by either Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the fiscal year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of each Fund's income that was tax exempt during the period covered by the dividend. Fund distributions generally will not qualify for the dividends received deduction for corporations.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by a Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by such Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  Each Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to such Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Any short-term capital loss on the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The maximum net capital gains tax rate for corporations remains at 35%. The tax rates for capital gains described above will apply to distributions of capital gain dividends by the Fund (if, as expected, the Fund designates capital gain dividends as 28% rate gain distributions or 20% rate gain distributions, in accordance with its holding periods for the securities sold that generated such capital gain dividends) as well as to sales and exchanges of shares in the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior distributions of capital gain dividends received on such shares (see "Sale of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

  CALIFORNIA TAX STATUS. Under existing California income tax law, if at the close of each quarter of the California Insured Fund's taxable year at least 50% of the value of its total assets consists of obligations that, when held by individuals, pay interest that is exempt from tax under California law, shareholders of the California Insured Fund who are subject to the California personal income tax will not be subject to such tax on distributions with respect to their shares of the California Insured Fund to the extent that such distributions are attributable to such tax-exempt interest from such obligations (less expenses applicable thereto). If such distributions are received by a corporation subject to the California franchise tax, however, the distributions will be includable in its gross income for purposes of determining its California franchise tax. Corporations subject to the California corporate income tax may be subject to such taxes with respect to distributions from the California Insured Fund. Accordingly, an investment in shares of the California Insured Fund may not be appropriate for corporations subject to either tax. Under California personal property tax law, securities owned by the California Insured Fund and any interest thereon are exempt from such personal property tax. Any proceeds paid to the California Insured Fund under the insurance policy which represents matured interest on defaulted obligations should be exempt from California personal income tax if, and to the same extent as, such interest would have been exempt if paid by the issuer of such defaulted obligations. Recent amendments to California tax laws substantially incorporate those provisions of the Code governing the treatment of regulated investment companies.

  GENERAL. The federal and California income tax discussions set forth above are for general information only. Prospective investors should consult their tax advisers regarding the specific federal and California tax consequences of purchasing, holding and disposing of shares as well as the effects of other state, local and foreign tax laws.

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for each respective Fund may include information concerning the historical performance of such Fund. Any such information will include the average total return of such Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of a Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc. or nationally recognized financial publications.

  The yield quotations are determined for each class of a Fund's shares on a monthly basis with respect to the immediately preceding 30 day period. Yield is computed by dividing the respective Fund's net investment income per share earned during such 30 day period by such Fund's maximum offering price per share on the last day of such period. Net investment income per share for a class of shares is determined by taking the interest earned by the respective Fund during the period and allocable to the class of shares, subtracting the expenses (net of reimbursements) accrued for the period and allocable to the class of shares, and dividing the result by the product of (a) the average daily number of such class of shares of the respective Fund outstanding during the period that were entitled to receive dividends and (b) such Fund's maximum offering price per share on the last day of the period. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of a Fund's yield. A tax-equivalent yield quotation for a 30 day period as described above is computed for each class of a Fund's shares by dividing that portion of the yield of such Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of such Fund's yield, if any, that is not tax-exempt.

  The average compounded total return for each class of a Fund's shares is calculated by determining the redemption value at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a class of shares of such Fund (less the maximum sales charge) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage.

  Total return figures utilized by each Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  Each of the Funds may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of such Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in such Fund at a given time, including or excluding any applicable sales charge as indicated, deducting the respective Fund's maximum sales charge, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage.

  From time to time either Fund may include in its supplemental sales literature and shareholder reports a quotation of the current "distribution rate" for the respective Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by a Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of a Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by a Fund. Distribution rates will be calculated separately for each class of a Fund's shares.

  From time to time, a Fund may compare its performance to certain securities and unmanaged indices which may have different risk/reward characteristics than such Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time, a Fund may utilize sales literature that includes hypotheticals.

  Further information about the respective Fund's performance is contained in its Annual Report and Semi-Annual Report each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  Shareholders will receive annual and semiannual reports with financial statements, as well as proxy statements for shareholders' meetings, if any. Each Fund is a separate series of the Trust, a Delaware business trust. The Insured Fund was originally organized as a Maryland corporation under the name Van Kampen Merritt Insured Tax Free Fund Inc., was subsequently reorganized into a sub-trust of Van Kampen Merritt Tax Free Fund, a Massachusetts business trust, under the name Van Kampen Merritt Insured Tax Free Income Fund as of February 22, 1988, was again reorganized as a series of the Trust on July 31, 1995 and on July 14, 1998 adopted its current name. The California Insured Fund was organized under the name Van Kampen Merritt California Insured Tax Free Fund as a sub-trust of Van Kampen Merritt Tax Free Fund, was reorganized as a series of the Trust on July 31, 1995 and on July 14, 1998 adopted its current name. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Funds to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information of each Fund.

  At the Joint Quarterly Meeting of the Board of Trustees held on July 30, 1998, the Trustees approved the changing of each Fund's fiscal year end to September
30. Previously, each Fund's fiscal year end was December 31. Each of the Funds send to their shareholders, at least semi-annually, reports showing the respective Fund's portfolio and other information. An annual report, containing financial statements audited by independent public accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.


EXISTING SHAREHOLDERS--                           Distributor
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL                      VAN KAMPEN FUNDS INC.
THE FUND'S TOLL-FREE                              One Parkview Plaza
NUMBER--(800) 341-2911.                           Oakbrook Terrace, IL 60181

PROSPECTIVE INVESTORS--CALL                       Transfer Agent
YOUR BROKER OR (800) 421-5666.
                                                  VAN KAMPEN INVESTOR SERVICES INC.
DEALERS--FOR DEALER                               P.O. Box 418256
INFORMATION, SELLING                              Kansas City, MO 64141-9256
AGREEMENTS, WIRE ORDERS,                          Attn: Van Kampen Insured Tax Free Income Fund
OR REDEMPTIONS CALL THE                                or Van Kampen California Insured Tax Free Fund
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.                           Custodian

FOR SHAREHOLDER AND                               STATE STREET BANK AND
DEALER INQUIRIES THROUGH                          TRUST COMPANY
TELECOMMUNICATIONS                                225 West Franklin Street, P.O. Box 1713
DEVICE FOR THE DEAF (TDD)                         Boston, MA 02105-1713
DIAL (800) 421-2833                               Attn: Van Kampen Insured Tax Free Income Fund
                                                       or Van Kampen California Insured Tax Free Fund
FOR AUTOMATED TELEPHONE
SERVICES DIAL (800) 847-2424.                     Legal Counsel

VAN KAMPEN INSURED TAX FREE                       SKADDEN, ARPS, SLATE,
INCOME FUND                                       MEAGHER & FLOM (ILLINOIS)
                                                  333 West Wacker Drive
VAN KAMPEN CALIFORNIA INSURED                     Chicago, IL 60606
TAX FREE FUND
                                                  Independent Accountants
One Parkview Plaza
Oakbrook Terrace, IL 60181                        KPMG PEAT MARWICK LLP
                                                  Peat Marwick Plaza
Investment Adviser                                303 East Wacker Drive
                                                  Chicago, IL 60601
VAN KAMPEN INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

--------------------------------------------------------------------------------

                                INSURED TAX FREE
                                  INCOME FUND

--------------------------------------------------------------------------------

                               CALIFORNIA INSURED
                                 TAX FREE FUND

--------------------------------------------------------------------------------





       P       R       O      S      P      E      C      T      U      S
                        APRIL 30, 1998, AS SUPPLEMENTED
                    ON JULY 14, 1998 AND SEPTEMBER 28, 1998










                             [VAN KAMPEN FUNDS LOGO]
                                                                  INCA PRO  9/98